SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): January 31, 2003



                               THE AES CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                  333-15487                     54-1163725
(State of Incorporation)     (Commission File No.)         (IRS Employer ID No.)



                       1001 North 19th Street, Suite 2000
                            Arlington, Virginia 22209
          (Address of principal executive offices, including zip code)



               Registrant's telephone number, including area code:
                                 (703) 522-1315



                                 NOT APPLICABLE
          (Former Name or Former Address, if changed since last report)

Item 5.           Other Events.

     On January 31, 2003, The AES Corporation, a Delaware corporation ("AES"), announced that it has completed the sale of CILCORP Inc., a subsidiary of AES, to Ameren Corporation, a Missouri corporation. A copy of AES' press release relating to the foregoing is attached hereto as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                THE AES CORPORATION

                                By:
                                            /s/ Brian A. Miller
                                            -------------------------------
                                           Name:   Brian A. Miller
                                           Title:  Corporate Secretary

Date:    January 31, 2003

                                  Exhibit Index

99.1      Press Release issued by The AES Corporation dated January 31, 2003.